                                                                  EXHIBIT 10.L.1
                             AMENDMENT NO. 1 TO THE
                             EL PASO ENERGY PARTNERS
                              1998 COMMON UNIT PLAN
                           FOR NON-EMPLOYEE DIRECTORS


         Pursuant to Section 10.1 of the El Paso Energy Partners 1998 Common Unit Plan for Non-Employee Directors, amended and restated effective as of April 18, 2001 (the "Plan"), the Plan is hereby amended as follows, effective as of May 15, 2003:

         WHEREAS, effective as of May 15, 2003, the name of the General Partner and the Partnership changed to GulfTerra Energy Company, L.L.C. and GulfTerra Energy Partners, L.P., respectively.

         NOW, THEREFORE, the name of the Plan is hereby changed to "GulfTerra Energy Partners 1998 Common Unit Plan for Non-Employee Directors."

         All references in the Plan to "El Paso Energy Partners Company" or the "General Partner" shall mean "GulfTerra Energy Company, L.L.C." and all references in the Plan to "El Paso Energy Partners, L.P." or the "Company" shall mean "GulfTerra Energy Partners, L.P."

         IN WITNESS WHEREOF, the General Partner has caused this amendment to be duly executed on behalf of the Partnership on this 15th day of May, 2003.


                                            GULFTERRA ENERGY PARTNERS, L.P.
                                            By: GulfTerra Energy Company, L.L.C.
                                                The General Partner



                                            By     /s/ D. Dwight Scott
                                               ---------------------------------
                                            Title: Executive Vice President

ATTEST:



By     /s/ David L. Siddall
  ---------------------------------
Title: Corporate Secretary